Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including any and all amendments thereto) with respect to the common stock of NexPoint Residential Trust, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of March 25, 2015.

HIGHLAND CAPITAL MANAGEMENT, L.P.

By: Strand Advisors, Inc., its general partner

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President

STRAND ADVISORS, INC.

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President

GOVERNANCE RE, LTD.

By: Governance, Ltd., its sole shareholder

By: Thread 55, LLC, its sole shareholder

By: Highland Capital Management Services, Inc., its sole member

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President

GOVERNANCE, LTD.

By: Thread 55, LLC, its sole shareholder

By: Highland Capital Management Services, Inc., its sole member

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President

THREAD 55, LLC

By: Highland Capital Management Services, Inc., its sole member

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President

HIGHLAND CAPITAL MANAGEMENT SERVICES, INC.

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President

PCMG TRADING PARTNERS XXIII, L.P.

By: Strand Advisors III, Inc., its general partner

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President

STRAND ADVISORS III, INC.

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	President

THE DUGABOY INVESTMENT TRUST

By:	/s/ James D. Dondero
Name:	James D. Dondero
Title:	Trustee

/s/ James D. Dondero
James D. Dondero

2